Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, being the Chief Executive Officer and Chief Financial Officer of Encore Bancshares, Inc. (the Company), pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, do hereby certify to the best of their knowledge with respect to the Annual Report of the Company on Form 10-K, as filed with the Securities and Exchange Commission for the year ended December 31, 2011 (the Report) that:

1.	the Report fully complies with all requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.

March 1, 2012	/s/ James S. D’Agostino, Jr.
(Date)	James S. D’Agostino, Jr., Chief Executive Officer

March 1, 2012	/s/ Patrick Oakes
(Date)	Patrick Oakes, Executive Vice President and Chief Financial Officer